UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2010 (December 10, 2010)
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-11593 (Commission File Number)	31-1414921 (IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio (Address of principal executive offices)	43041 (Zip Code)
(937) 644-0011
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Sale of 6.625% Senior Notes
     On December 16, 2010, The Scotts Miracle-Gro Company (the “Company”) completed the sale of $200 million aggregate principal amount of 6.625% Senior Notes due 2020 (the “6.625% Senior Notes”). The Company sold the 6.625% Senior Notes pursuant to a purchase agreement, dated December 13, 2010 (the “Purchase Agreement”), among the Company, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as an initial purchase and representative of the several other initial purchasers named in the Purchase Agreement (the “Representative”), in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to use the proceeds (net of fees and expenses incurred in connection with the offering) from the sale of the 6.625% Senior Notes to repay outstanding borrowings under its senior secured credit facilities and for general corporate purposes.
     The 6.625% Senior Notes are governed by, and were issued pursuant to, the Indenture dated December 16, 2010, by and among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture provides, among other things, that the 6.625% Senior Notes will bear interest at a rate of 6.625% per annum, payable on June 15 and December 15 of each year, commencing June 15, 2011. The 6.625% Senior Notes mature on December 15, 2020. The 6.625% Senior Notes and the Indenture contain customary covenants and events of default, including failure to pay principal or interest on the 6.625% Senior Notes when due, among others.
     The 6.625% Senior Notes are unsecured obligations of the Company and rank equal in right of payment with the Company’s existing and future unsecured senior debt, including, without limitation, the Company’s 7.25% Senior Notes due 2018 (the “7.25% Senior Notes”). The Company’s obligations under the 6.625% Senior Notes are fully and unconditionally guaranteed by the Subsidiary Guarantors (the “Guarantees”). The Guarantees are unsecured general obligations of the Subsidiary Guarantors and rank equal in right of payment with all existing and future unsecured liabilities of the Subsidiary Guarantors that are not subordinated in right of payment to the Guarantees, including, without limitation, the guarantees under the 7.25% Senior Notes.
     In connection with the completion of the sale of the 6.625% Senior Notes, on December 16, 2010, the Company and the Subsidiary Guarantors entered into a Registration Rights Agreement with the Representative (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company and each of the Subsidiary Guarantors agreed, under certain circumstances, to file (or cause to be filed) with the Securities and Exchange Commission no later than 365 days after the date of the Registration Rights Agreement a registration statement with respect to a registered offer to exchange the 6.625% Senior Notes for publicly registered notes (the “Exchange Offer Registration Statement”). The Company agreed to use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) no later than 455 days from the issue date of the Registration Rights Agreement.
     If the Company does not comply with certain of its obligations under the Registration Rights Agreement, the 6.625% Senior Notes will bear additional interest at a rate of 0.25% per annum for the first 90-day period during which a registration default continues, increasing by an additional 0.25% per annum with respect to the next subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of such additional interest for all registration defaults of 0.50% per annum.
     The 6.625% Senior Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and accordingly may be resold in accordance with the Purchase Agreement only to “qualified institutional buyers” (as such term is defined in Rule 144A under the Securities Act) and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the 6.625% Senior Notes.
     The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, the Indenture (which includes the form of the 6.625% Senior Notes and the notation of Guarantees) and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Credit Agreement
     On December 10, 2010, The Scotts Miracle-Gro Company (the “Company”) entered into a second amendment (the “Credit Agreement Amendment”) to the Amended and Restated Credit Agreement, dated as of February 7, 2007 (as amended as of April 10, 2007, the “Credit Agreement”), among the Company, the Subsidiary Borrowers (as defined in the Credit Agreement), the several banks and other financial institutions party to the Credit Agreement (the “Lenders”), the Syndication Agent and the Documentation Agents named in the Credit Agreement, and JPMorgan Chase Bank, N.A., as agent for the Lenders. The Credit Agreement Amendment increased the aggregate principal amount of unsecured indebtedness the Company could incur from $200,000,000 to $450,000,000.
     The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information regarding the sale of the 6.625% Senior Notes set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibits:

Exhibit No.	Description
4.1	Indenture, dated as of December 16, 2010, by and among The Scotts Miracle-Gro Company, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.
4.2	Form of 6.625% Senior Notes due 2020 (included in Exhibit 4.1).
4.3
Registration Rights Agreement, dated as of December 16, 2010, by and among The Scotts Miracle-Gro Company, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

10.1
Purchase Agreement, dated December 13, 2010, among The Scotts Miracle-Gro Company, the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

10.2
Second Amendment, dated as of December 10, 2010, to the Amended and Restated Credit Agreement, dated as of February 7, 2007, as amended as of April 10, 2007, among The Scotts Miracle-Gro Company, the Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, the Syndication Agent and the Documentation Agent named therein, and JPMorgan Chase Bank, N.A., as agent for the Lenders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: December 16, 2010	By:	/s/ David C. Evans
		Name:	Printed David C. Evans
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated December 16, 2010
The Scotts Miracle-Gro Company

Exhibit No.	Description
4.1	Indenture, dated as of December 16, 2010, by and among The Scotts Miracle-Gro Company, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.
4.2	Form of 6.625% Senior Notes due 2020 (included in Exhibit 4.1).
4.3
Registration Rights Agreement, dated as of December 16, 2010, by and among The Scotts Miracle-Gro Company, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

10.1
Purchase Agreement, dated December 13, 2010, among The Scotts Miracle-Gro Company, the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

10.2
Second Amendment, dated as of December 10, 2010, to the Amended and Restated Credit Agreement, dated as of February 7, 2007, as amended as of April 10, 2007, among The Scotts Miracle-Gro Company, the Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, the Syndication Agent and the Documentation Agent named therein, and JPMorgan Chase Bank, N.A., as agent for the Lenders.